UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 28, 2015

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01.	Regulation FD Disclosure.

On May 28, 2015, we issued a press release announcing the promotion of Thomas L. Messonnier to Vice President – Planning, Marketing & Midstream and upcoming conferences that company representatives will be attending.

Mr. Messonnier will be presenting at the Bank of America Merrill Lynch Energy and Power Leveraged Finance Conference in New York City at 9:30 a.m. Eastern time on Wednesday, June 3, 2015 and the GHS 100 Energy Conference in Chicago, IL at 9:30 a.m. Central time on Tuesday, June 23, 2015. Additionally, Kenneth H. Beer, Executive Vice President and Chief Financial Officer, will be presenting at the Barclays High Yield Conference in Colorado Springs, CO at 2:45 p.m. Mountain time on Thursday, June 11, 2015. Representatives from Stone Energy Corporation will also be attending the Louisiana Energy Conference in New Orleans, LA at 9:00 a.m. Central time on June 10-11, 2015. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release dated May 28, 2015, “Stone Energy Corporation Announces Upcoming Conference Schedule and Personnel Update”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 28, 2015	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 28, 2015, “Stone Energy Corporation Announces Upcoming Conference Schedule and Personnel Update”